SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.  20549

            ----------------------------------


                        FORM 8-K/A

             AMENDMENT NO. 1 TO CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934




Date of report(Date of earliest event reported): March 18, 1998
                                                (January 2, 1998)
                                                 ----------------


                         Berger Holdings, Ltd.
-----------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)

      Pennsylvania              000-12362        23-2160077
-----------------------------------------------------------------
(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


805 Pennsylvania Boulevard, Feasterville, PA                19053
-----------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(215) 355-1200
                                                   --------------

Item 2. Acquisition of Assets.
        ---------------------

     On January 2, 1998 the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "January 8-K") regarding its acquisition of a portion of the assets of Benjamin Obdyke Incorporated, a Pennsylvania corporation ("Obdyke"), pursuant to a certain Asset Purchase Agreement (the "Agreement"), dated as of December 3, 1997, by and among the Registrant, Obdyke and the shareholders of Obdyke.

     In accordance with Rule 3-05(b)(i) and Article 11 under Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish (i) the below-listed financial statements of Obdyke and (ii) certain pro forma information with regard to the Registrant in filing its Form 8-K. The Registrant hereby amends the January 8-K to file such financial statements and pro forma information, in accordance with Item 7(a)(4) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a.)  Financial Statements of business acquired.

The required audited financial statements of Benjamin Obdyke, Inc. are attached to this document.

         (b.)  Pro forma financial information.

The following unaudited pro forma condensed combined balance sheets as of December 31, 1997 and the unaudited pro forma condensed combined statements of operation for the year ended December 31, 1997, give effect to the acquisition of Obdyke's business segment as if it had occurred on January 1, 1997. The unaudited pro forma information is based on the historical financial statements of the Registrant and Benjamin Obdyke, Inc. giving effect to the transaction as an asset purchase.

The unaudited pro forma statements have been prepared by the Registrant's management based upon the financial information of the Registrant and Obdyke. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during these periods or may be reported in the future. These unaudited pro forma financial statements should be read in conjunction with the separate notes to unaudited financial statements and related notes thereto of the Registrant and Obdyke.

         (c.)  Exhibits

               23.1  Consent of Independent Public Accounts

                                                             Pro Forma Condensed Combined Balance Sheets
                                                             of the Registrant and Benjamin Obdyke
                                                             As of December 1997
                                                                 (Unaudited)

                                                    Historical          Historical         Pro Forma                Pro Forma
                                                    Registrant        B. Obdyke (a)       Adjustments                Results

ASSETS
Current assets:
     Cash                                                $4,411,347                  -         (3,961,725)                $449,622

Accounts Receivable                                       1,655,327          1,237,646                                  $2,892,973
Inventories                                               2,652,466          1,626,074           $766,075  (b)          $5,044,615
Prepaid and other expenses                                  372,721             74,542                                    $447,263
Deferred income taxes                                       800,000                  -                                    $800,000
                                                ---------------------------------------                        --------------------
          Total current assets                            9,891,861          2,938,262                                  $9,634,473

Property, plant and equipment, net                        6,110,128          4,502,293         (3,240,659) (b)          $7,371,762
Other assets                                              1,526,575             17,535          2,333,333  (g)          $3,877,443
Deferred income taxes                                       700,000                  -                                    $700,000
Goodwill                                                 1,522,649                   -          4,746,034  (h)          $6,268,683
                                                ----------------------------------------------------------     --------------------

          TOTAL ASSETS                                  $19,751,213         $7,458,090            643,058              $27,852,361
                                                ===================================================================================

LIABILITIES AND DIVISIONAL EQUITY
Current liabilities:
Current portion of long-term obligations                    522,679           $329,968           (329,968) (f)            $522,679
Accounts Payable                                            251,093            695,247           (695,247) (f)            $251,093
Accrued expenses                                            462,023            509,271           (509,271) (f)            $462,023
Intra-company payable                                             -            810,086           (810,086) (f)                  $0
                                                ----------------------------------------------------------     --------------------

          Total current liabilities                       1,235,795          2,344,572         (2,344,572)              $1,235,795

Long-term debt, net of current portion                    6,022,147          2,577,164            920,434  (c)          $9,519,745
                                                ----------------------------------------------------------     --------------------
          Total liabilities                               7,257,942          4,921,736         (1,424,138)             $10,755,540


Stockholders' equity                                     12,493,271          2,536,354          2,067,196  (j)         $17,096,821
                                                -----------------------------------------------------------------------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                    $19,751,213         $7,458,090            643,058              $27,852,361
                                                ===================================================================================

See Notes to Pro Forma Condensed Combined Financial Statements.

                                               Pro Forma Condensed Combined Statements of Operations
                                                       of the Registrant and Benjamin Obdyke
                                                            Year ended December 31, 1997
                                                                 (Unaudited)

                                                   Historical         Historical          Pro Forma                Pro Forma
                                                   Registrant        B. Obdyke (a)       Adjustments                Results


Net Sales                                             $20,748,017         $19,318,726                                 $40,066,743
Cost of Sales                                          16,196,776          16,484,724            140,181  (d)          32,821,681
                                               ----------------------------------------------------------     --------------------

Gross profit                                            4,551,241           2,834,002          ($140,181)               7,245,062
                                               ----------------------------------------------------------     --------------------

Selling administrative and general
            expenses                                    2,963,614           3,008,456           (879,060) (i)           5,093,010
                                               ----------------------------------------------------------     --------------------

Income (loss) from operations                           1,587,627            (174,454)           738,879                2,152,052
                                               ----------------------------------------------------------     --------------------
Other (expense) income:
            Interest expense                             (581,624)           (346,693)          (171,683) (e)          (1,100,000)
            Other income, net                              14,374               9,580                                      23,954
                                               ----------------------------------------------------------     --------------------

Income (loss) before income taxes                      $1,020,377           ($511,567)           567,196                1,076,006

Provision for income tax benefit                        1,000,000                   -                  -  (k)           1,000,000
                                               ----------------------------------------------------------     --------------------

Net income (loss)                                      $2,020,377           ($511,567)          $567,196               $2,076,006
                                               ==========================================================     ====================

* Economies of scale for Cost of Sales including, purchasing, distribution, warehousing and direct labor of the combined companies are not reflected in the financial statements above.

See Notes to Pro Forma Condensed Combined Financial Statements.

                              Berger Holdings, Ltd.
           Notes to Pro Forma Condensed Combined Financial Statements

(a) Certain reclassifications were made to conform to the Registrant's headings.

(b) Adjustments to the Obdyke assets based on appraisals of the particular assets which were acquired.

(c) Net increase in long-term debt  resulting  from the following:
      Additional debt incurred in connection with the acquisition   $3,497,598
      Less Obdyke's debt, not assumed by Registrant                 (2,577,164)
                                                                  -------------
               Net increase                                        $   920,434
                                                                  =============

(d) Additional depreciation expense for the assets acquired from Obdyke, assuming the purchase had taken place on January 1, 1997. Depreciation of purchased assets was based on a 10-year life.

(e) Interest expense relating to the purchase of Obdyke, assuming and interest rate of 11% annually.

(f) Removal of Obdyke's liabilities which are not being assumed by the Registrant.

(g) Other assets acquired from Obdyke are as follows:
      Other assets purchased                                        $2,500,000
      Less annual amortization                                    (    166,667)
                                                                  -------------
               Net increase                                         $2,333,333
                                                                  =============

(h) Goodwill  resulting  from the  purchase of Obdyke's  assets is as follows:
      Goodwill from acquisition                                     $5,085,036
      Less annual amortization                                       ( 339,002)
                                                                  -------------
               Net increase                                         $4,746,034
                                                                  =============

(i) Reduction of certain Obdyke administrative and general expenses net of additional amortization as follows:
      Reduction of expenses                                         $1,384,729
      Less amortization of other assets and goodwill              (    505,669)
                                                                  -------------
               Net decrease                                        $   879,060
                                                                  =============

       Other assets and goodwill are amortized over a 15-year life.

(j) Includes additional net income of $567,196 and $1,500,000 of preferred stock issued in connection with the acquisition.

(k) No adjustments were made to the income tax benefit for Benjamin Obdyke's 1997 loss.

Independent Auditor's Report


To the Shareholders
Benjamin Obdyke Incorporated
Warminster, Pennsylvania

We have audited the accompanying combined balance sheets of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated as of December 31, 1997 and 1996, and the related combined statements of operations and divisional equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Divisions' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying combined financial statements are those of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated only and are not those of Benjamin Obdyke Incorporated. The assumptions and methodology used to allocate assets, liabilities, divisional equity, revenue and expenses to the Divisions are discussed in Note 1 to the combined financial statements.

Horsham, Pennsylvania
February 6, 1998


Kreischer, Miller & Co.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Combined Balance Sheets
December 31, 1997 and 1996
--------------------------------------------------------------------------------


                                                                                       1997                   1996
                                                                                 ----------------------------------------
ASSETS
Current assets:
   Accounts and notes receivable, net of
      allowance for doubtful accounts of
      $28,180 and $25,079, respectively                                               $ 1,237,646             $1,433,349
   Inventories                                                                          1,626,074              2,563,536
   Prepaid expenses and other current
      assets                                                                               74,542                127,621
                                                                                 ----------------------------------------

        Total current assets                                                            2,938,262              4,124,506

Property, plant and equipment, net                                                      4,502,293              4,845,266
Other assets                                                                               17,535                 23,203
                                                                                 ----------------------------------------

        TOTAL ASSETS                                                                  $ 7,458,090            $ 8,992,975
                                                                                 ----------------------------------------


LIABILITIES AND DIVISIONAL EQUITY
Current liabilities:
   Current portion of long-term obligations                                             $ 329,968              $ 352,651
   Accounts payable                                                                       695,247              1,013,739
   Accrued expenses                                                                       509,271                340,746
   Intra-company payable                                                                  810,086              1,131,937
                                                                                 ----------------------------------------

        Total current liabilities                                                       2,344,572              2,839,073

Long-term obligations, net of current portion                                           2,577,164              3,105,981
                                                                                 ----------------------------------------
        Total liabilities                                                               4,921,736              5,945,054

Divisional equity                                                                       2,536,354              3,047,921
                                                                                 ----------------------------------------

        TOTAL LIABILITIES AND
          DIVISIONAL EQUITY                                                           $ 7,458,090            $ 8,992,975
                                                                                 ----------------------------------------

See accompanying notes to combined financial statements.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Combined Statements of Operations and Divisional Equity
Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------


                                                                                     1997                    1996
                                                                               ------------------------------------------

Net sales                                                                           $ 19,318,726            $ 21,404,418

Cost of sales                                                                         15,416,857              16,575,863
                                                                               ------------------------------------------

      Gross profit                                                                     3,901,869               4,828,555
                                                                               ------------------------------------------

Operating expenses:

   Warehouse and delivery expenses                                                     1,067,867               1,032,154

   Selling and marketing expenses                                                      1,623,727               1,251,842

   Administrative and general expenses                                                 1,384,729               1,431,301
                                                                               ------------------------------------------

      Total operating expenses                                                         4,076,323               3,715,297
                                                                               ------------------------------------------

      Income (loss) from operations                                                     (174,454)              1,113,258
                                                                               ------------------------------------------

Other (income) expense:

   Interest                                                                              346,693                 421,819

   Other, net                                                                             (9,580)                  4,120
                                                                               ------------------------------------------

                                                                                         337,113                 425,939
                                                                               ------------------------------------------

Net income (loss)                                                                       (511,567)                687,319

Divisional equity:

   Beginning of year                                                                   3,047,921               2,360,602
                                                                               ------------------------------------------

   End of year                                                                       $ 2,536,354             $ 3,047,921
                                                                               ------------------------------------------

See accompanying notes to combined financial statements.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Combined Statements of Cash Flows
Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------


                                                                                     1997                  1996
                                                                               ----------------------------------------

Net income (loss)                                                                    $ (511,567)             $ 687,319
Adjustments to  reconcile  net income  (loss) to net cash  provided by operating activities:
      Depreciation and amortization                                                     484,231                519,048
      Provision for losses on accounts receivable                                        41,548                 27,529
      Loss on disposal of equipment                                                      11,964                 10,091
      Changes in assets and liabilities:
        Decrease in accounts and notes receivable                                       154,155                117,145
        Decrease in inventories                                                         937,462                612,492
        (Increase) decrease in prepaid expenses and
          other current assets                                                           53,079                (33,466)
        Increase (decrease) in accounts payable                                        (318,492)                91,068
        Increase in accrued expenses                                                    168,525                165,176
                                                                               ----------------------------------------

          Net cash provided by operating activities                                   1,020,905              2,196,402
                                                                               ----------------------------------------

Cash flows from investing activities:
   Capital expenditures                                                                (176,104)              (914,168)
   Proceeds from sale of equipment                                                       26,755                  5,620
   (Increase) decrease in other assets                                                    1,795                (12,349)
                                                                               ----------------------------------------

          Net cash used in investing activities                                        (147,554)              (920,897)
                                                                               ----------------------------------------

Cash flows from financing activities:
   Proceeds from issuance of long-term
      obligations and notes payable                                                           -              2,910,694
   Principal payments of long-term
      obligations and notes payable                                                    (539,787)            (1,771,758)
   Decrease in intra-company payable, net                                              (321,851)            (2,394,030)
   Decrease in deferred compensation liability                                          (11,713)               (20,411)
                                                                               ----------------------------------------

          Net cash used in financing activities                                        (873,351)            (1,275,505)
                                                                               ----------------------------------------

Net change in cash                                                                            -                      -

Cash, beginning of year                                                                       -                      -
                                                                               ----------------------------------------

Cash, end of year                                                                           $ -                    $ -
                                                                               ----------------------------------------

See accompanying notes to combined financial statements.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Notes to Combined Financial Statements
December 31, 1997 and 1996
--------------------------------------------------------------------------------

(1)  Description of Business and  Presentation  of  Accompanying  Financial
     Statements

Benjamin Obdyke Incorporated (the Company) manufactures, markets, and distributes roof drainage, exterior trim, ventilation, and other building products. The Company grants credit to its customers which are primarily wholesale and retail distributors, located mostly in the Northeast, Mid-Atlantic, and Mid-West regions. Generally, the Company requires no collateral from its customers.

The accompanying combined financial statements present the financial position, results of operations, and cash flows of the "carved-out" operations of the Roof Drainage and Exterior Trim Divisions (the Divisions) of the Company. The Divisions do not constitute a separate legal entity, but rather operating units of the Company. Certain assets of the Divisions were sold on January 2, 1998 (see Note 10).

To the extent practicable, management of the Company has segregated assets, liabilities, revenues, and expenses of the Divisions from the other assets, liabilities, revenues, and expenses of the Company. In the event where assets and liabilities were not specifically attributable to the Divisions or the Company's other operations, management allocated such amounts to the Divisions based upon a three-factor formula representing the proportionate share of the Divisions' sales, payroll, and net property, plant, and equipment to that of the Company as a whole. Divisional equity is recorded in the accompanying combined balance sheets to reflect the excess of divisional assets over divisional liabilities.

Management specifically identified net sales and the related cost of sales by product line and, accordingly, such amounts of the Divisions are reflected in the accompanying combined statements of operations. Management allocated operating expenses based upon the estimated proportional share of the resources consumed by the Divisions. Management allocated interest expense based upon specifically identifiable debt, including the intra-company payable.

(2)  Summary of Significant Accounting Policies

     Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
                                                                   Continued...

     Inventories

Inventories of the Divisions are valued at the lower of cost or market. Cost is determined on the last-in, first-out method (LIFO) for raw materials and manufactured goods, and the first-in, first-out method (FIFO) for resale items.

     Property, Plant and Equipment

Property, plant and equipment are stated at cost. The cost of property, plant and equipment is depreciated on the straight-line method over the estimated useful lives of the assets. When property is retired or otherwise disposed of, the cost of the property and related accumulated depreciation are removed from the accounts and any resultant gains or losses are reflected in income for the period. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.

Included in the accompanying combined balance sheets is management's determination of the Divisions' undivided interest in land and improvements and building and improvements (see Note 4). Management has allocated to the Divisions a proportionate share of these assets based upon an estimate of the percentage utilized by the Divisions for their business operations.

     Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and under similar provisions of state law. The results of operations of the Company will be reflected on the individual income tax returns of the shareholders based upon their proportionate ownership interests. Accordingly, the Company does not provide for federal or state income tax liabilities on its earnings in the accompanying financial statements. The Company, however, expects to distribute to the shareholders an amount sufficient to pay the taxes created by corporate income.

     Concentration of Credit Risk

Financial instruments which potentially subject the Divisions to a concentration of credit risk, as defined by the Statement of Financial Standards No. 105, are primarily trade receivables. Trade receivables generally have short payment terms, are due from a large number of customers, and are dispersed across different geographic areas.
                                                                    Continued...

     Interest Rate Swaps

Interest rate swaps, which are principally used by the Company in the management of interest rate exposure, are accounted for on an accrual basis. Amounts to be paid or received under interest rate swap agreements are recognized as interest income or expense in the periods in which they accrue.

(3)  Inventories

     Inventories comprise the following at December 31:


                                          1997                 1996
                              ---------------------------------------
LIFO:
    Raw materials                     $ 853,204          $ 1,538,659
    Finished goods                      508,893              773,147
                              ---------------------------------------
                                      1,362,097            2,311,806
FIFO:
   Resale items                         263,977              251,730
                              ---------------------------------------
                                    $ 1,626,074          $ 2,563,536
                              =======================================


If LIFO inventories were valued at costs determined on the FIFO method, they would have been greater by approximately $707,000 and $790,000 at December 31, 1997 and 1996, respectively.

During 1997, LIFO inventory layers which were carried at costs prevailing in prior periods declined. The effect of the inventory reduction was an incremental decrease to cost of sales of approximately $123,000.

(4)  Property, Plant and Equipment

Major classes of property, plant and equipment comprise the following at December 31:
                                                1997                 1996
                                      ---------------------------------------
Undivided interest in:
    Land and improvements                    $ 435,515            $ 438,326
    Building and improvements                3,769,263            3,810,665
 Machinery and equipment                     5,357,660            5,280,245
 Furniture and fixtures                         93,222               69,536
                                      ---------------------------------------
                                             9,655,660            9,598,772
 Accumulated depreciation
      and amortization                      (5,153,367)          (4,753,506)
                                      ---------------------------------------
                                           $ 4,502,293          $ 4,845,266
                                      =======================================

The Company recorded depreciation expense of approximately $601,000 and $546,000 during 1997 and 1996, respectively. Depreciation expense allocated to the Divisions was approximately $480,000 and $516,000 in 1997 and 1996, respectively.

(5)  Current Portion of Long-Term Obligations

Current portion of the Company's long-term obligations comprise the following at December 31:
                                                1997                 1996
                                      --------------------------------------
Notes payable                               $ 408,954            $ 404,149
Deferred compensation                          15,606               21,270
                                      --------------------------------------
                                            $ 424,560            $ 425,419
                                      ======================================


The current portion of the Division's allocation of the Company's long-term obligations comprise the following at December 31:

                                                1997                 1996
                                      --------------------------------------
Notes payable                               $ 319,931            $ 342,131
Deferred compensation                          10,037               10,520
                                      --------------------------------------
                                            $ 329,968            $ 352,651
                                      ======================================

Included in current liabilities in the accompanying combined balance sheets is an intra-company payable of $810,086 and $1,131,937 at December 31, 1997 and 1996, respectively. The intra-company payable represents management's determination of the Divisions' allocable portion of the Company's outstanding revolving line of credit at December 31, 1997 and 1996, as well as management's estimate of cash consumed by the Divisions which was funded by the Company. The effective interest rate charged on the intra-company payable was approximately 8%.

(6)  Long-Term Obligations

     Long-term obligations of the Company comprise the following at December 31:

                                              1997                   1996
                                    ----------------------------------------
Notes payable                            $ 3,673,771            $ 4,080,343
Deferred compensation                         15,606                 32,547
                                    ----------------------------------------
                                           3,689,377              4,112,890
Less:  current portion                      (424,560)              (425,419)
                                    ----------------------------------------
Long-term obligations                    $ 3,264,817            $ 3,687,471
                                    ========================================

Long-term obligations of the Company which have been allocated to the Divisions comprise the following at December 31:

                                              1997                   1996
                                    ----------------------------------------
Notes payable                            $ 2,897,095            $ 3,436,885
Deferred compensation                         10,037                 21,747
                                    ----------------------------------------
                                           2,907,132              3,458,632
Less:  current portion                      (329,968)              (352,651)
                                    ----------------------------------------
Long-term obligations                    $ 2,577,164            $ 3,105,981
                                    ========================================



















                                                               Continued...

     Notes payable of the Company comprise the following at December 31:

                                                                        1997                   1996
                                                                  ----------------------------------------
Note payable bearing interest at 3% per annum
and payable in 36 monthly installments of $872
including interest; commencing February 6, 1996.                          $ 10,301               $ 20,309

Note payable bearing interest at 5% per annum
and payable in 36 monthly installments of $900
including interest; commencing July 1, 1996.                                17,117                 25,277

Equipment Term Loan                                                        487,500                637,500

Construction Term Loan                                                   1,060,000              1,140,000

Consolidation Term Loan                                                  2,098,853              2,257,257
                                                                  ----------------------------------------

                                                                       $ 3,673,771            $ 4,080,343
                                                                  ========================================

On March 28, 1996, the Company entered into a new banking agreement, subsequently amended, consisting of four separate borrowing facilities with its primary bank. Under the first facility, the Company entered into a Revolving Credit for general working capital needs under which the Company may borrow up to an aggregate of $2,500,000. The Company may not have outstanding amounts greater than 80% of eligible accounts receivable outstanding less than 90 days plus 35% of inventory (45% for the period from March 1 through July 31 of each year), valued on a FIFO basis, provided that advances on inventory do not exceed $1,400,000. No amounts were outstanding on the line at December 31, 1997 and 1996. A commitment fee of one-fifth of one percent is charged annually on the unused portion of the line. This facility is for the period through December 31, 1998, at which time the balance then outstanding is payable in full. However, in the event the Company is not in default and the outstanding principal amount exceeds $1,000,000, the Company may elect to repay all or part of the principal balance outstanding in twelve equal quarterly installments of principal commencing January 1, 1999. Interest on the unpaid principal balance of the Revolving Credit Facility will accrue at a rate or rates selected by the Company from either the bank's prime rate, or rates based upon the bank's Revolving Credit London Interbank Offering Rate (LIBOR) or the bank's Revolving Credit Overnight Borrowing Rate (OBR). The rates based upon the bank's Revolving Credit LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.
                                                                   Continued...

At December 31, 1997, the Company selected the bank's revolving credit OBR, which was 7.75%.

Under the second facility, the Company entered into an Equipment Term Loan Funding Facility whereby the Company may borrow up to $750,000, of which $550,000 of the proceeds can be used for new MIS hardware and software and $200,000 of the proceeds can be used for furniture and fixtures. Advances under this facility are payable in twenty quarterly installments equal to 1/20 of the principal balance, plus interest.

Interest on the unpaid principal balance of the Equipment Term Loans will accrue at a rate or rates selected by the Company from either the bank's prime rate, or rates based upon the bank's Equipment Term LIBOR or the bank's Equipment Term Loan OBR. The rates based upon the bank's Equipment Term Loan LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.

At December 31, 1997, the Company selected the bank's Equipment Term Loan OBR, which was 7.60%.

Under the third facility, the Company entered into a Construction Term Loan Facility whereby the Company may borrow up to $1,200,000 to fund Company improvements. Advances under this facility are payable in sixty quarterly installments equal to 1/60 of the aggregate principal balance.

Interest on the unpaid principal balance of the Construction Term Loan will accrue at a rate or rates selected by the Company from either the bank's Construction Term Loan Prime Rate, Construction Term Loan As-Offered Fixed Rate, or rates based upon the bank's Construction Term Loan LIBOR or the bank's Construction Term Loan OBR. The rates based upon the bank's Construction Term Loan LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.

At December 31, 1997, the Company selected the bank's Construction Term Loan OBR, which was 8.10%.

Under the fourth facility, the Company consolidated amounts previously due to the bank and entered into a Consolidated Term Loan Facility. Under terms of this facility, the Company pays the principal amount due in sixty equal quarterly installments of $39,601.
                                                                    Continued...

Interest on the unpaid principal balance of the Consolidated Term Loan will accrue at a rate or rates selected by the Company from either the bank's Consolidated Term Loan Prime Rate, As-Offered Fixed Rate, or rates based upon the bank's Consolidated Term Loan LIBOR or the bank's Consolidated Term Loan OBR. The rates based upon the Consolidated Term Loan LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.

At December 31, 1997, the Company selected the bank's Consolidated Term Loan OBR, which was 8.10%.

Effective May 1, 1997, the Company entered into an interest rate Swap Agreement to reduce the impact of changes in interest rates on its Consolidated Term Loan debt. The Swap Agreement is a contract to exchange the bank's floating Consolidated Term Loan OBR rate for fixed interest rate payments over the remaining life of the Consolidated Term Loan without the exchange of the underlying notional amount. The notional amount of an interest rate swap agreement is used to measure interest to be paid or received and does not represent the amount of exposure to credit loss. At December 31, 1997, the Company's interest rate payable to the bank was 8.06% and the interest rate receivable related to the swap was 8.10% on a notional amount of approximately $2,100,000.

All facilities contain restrictive covenants which include provisions for the maintenance of maximum debt to tangible net worth, working capital and debt coverage. All facilities are collateralized by the Company's accounts receivable, general intangibles, inventories, and property, plant and equipment located at its principal manufacturing and warehousing location, and an investment account with a minimum balance of $1,000,000.

The aggregate amounts of long-term obligations of the Company maturing in each of the next five years and thereafter are as follows:

      1997                            $ 424,560
      1998                              395,271
      1999                              388,404
      2000                              275,904
      2001                              238,404
Thereafter                            1,966,834
                               -----------------
                                    $ 3,689,377
                               =================


Cash paid for interest by the Company was approximately $304,000 and $427,000 in 1997 and 1996, respectively.
                                                                    Continued...

     Deferred Compensation

The Company has deferred compensation agreements with three former officers. One agreement expired in 1997 and the other two agreements expire in 1998. The Company provided for the present value of the payments by charges to income over the years prior to the retirement of these former officers. Management has allocated $10,037 and $21,747 to the Divisions at December 31, 1997 and 1996, respectively.

(7)  Operating Lease Commitments

The Company rents certain transportation equipment under operating leases expiring at various dates through 2002.

Payments are based on a minimum rental plus additional rent based on mileage. The following is a schedule of the Company's future minimum lease payments, as well as those that management has attributed to the Divisions, as of December 31, 1997:

                               Company            Divisions
                        ------------------------------------
     1998                     $ 97,000             $ 59,000
     1999                       88,000               54,000
     2000                       62,000               39,000
     2001                       19,000               12,000
     2002                       14,000                9,000

The Company recorded rental expense for all operating leases of approximately $303,000 and $341,000 in 1997 and 1996, respectively. Rental expense allocable to the Divisions for 1997 and 1996 was approximately $175,000 and $202,000, respectively.

(8)  Related-Party Transactions

One of the Company's officers is a partner in a firm which provides various manufacturing and other services to the Divisions. These services aggregated approximately $498,000 and $513,000 in 1997 and 1996, respectively.

At December 31, 1997, the Company has a $50,000 note receivable from this related firm. The note is unsecured and bears interest at 8% per annum. The note was repaid in January 1998.

(9)  Employee Benefit Plans

The Company sponsors a combined profit sharing/retirement plan (the Plan) which covers nonunion employees with at least one year of service. Employees can contribute up to 15% of their gross pay to the Plan. The Company will match 50% of employee contributions up to 3% of the employee's gross pay. In addition, all eligible employees in the Plan participate in a year-end discretionary contribution by the Company based on their gross pay as a percentage of the total gross pay of participants in the Plan. The Company's total contributions under the Plan were approximately $120,000 and $136,000 in 1997 and 1996, respectively, of which $84,000 and $91,000 were allocated by management based upon base salaries to the Divisions in 1997 and 1996, respectively.

Effective February 1, 1992, the Company established a combined profit sharing/retirement plan (the Union Plan) covering union employees with a minimum of one year of service. Employees can contribute up to 15% of their gross pay, with the Company matching 50% of employee contributions up to 3% of their gross pay. In addition, eligible employees of the Union Plan participate in a year-end core contribution by the Company of up to 3% based on their gross pay as a percentage of the total gross pay of eligible participants. The Company's total contributions under the Union Plan were approximately $46,000 and $48,000 for 1997 and 1996, respectively, of which $32,000 was allocated by management based upon base salaries to the Divisions in each of 1997 and 1996.

(10) Sale of Assets of the Divisions

On January 2, 1998, the Company sold the businesses operated by the Divisions which included, among other things, certain of the Divisions' assets, primarily inventory and machinery and equipment, for approximately $11,400,000.

Independent Auditor's Report


To the Shareholders
Benjamin Obdyke Incorporated
Warminster, Pennsylvania

We have audited the accompanying combined balance sheets of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated as of December 31, 1996 and 1995, and the related combined statements of operations and divisional equity, and cash flows for the years then ended. These combined financial statements are the responsibility of the Divisions' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying combined financial statements are those of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated only and are not those of Benjamin Obdyke Incorporated. The assumptions and methodology used to allocate assets, liabilities, divisional equity, revenue and expenses to the Divisions are discussed in Note 1 to the combined financial statements.

Horsham, Pennsylvania
January 14, 1998


Kreischer, Miller & Co.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Combined Balance Sheets
December 31, 1996 and 1995
-------------------------------------------------------------------------------------------------------------------------


                                                                                       1996                   1995
                                                                                 ----------------------------------------
ASSETS
Current assets:
   Accounts receivable, net of
      allowance for doubtful accounts of
      $31,216 and $25,079, respectively                                                $1,433,349             $1,578,023
   Inventories                                                                          2,563,536              3,176,028
   Prepaid expenses and other current
      assets                                                                              127,621                 94,155
                                                                                 ----------------------------------------

        Total current assets                                                            4,124,506              4,848,206

Property, plant and equipment, net                                                      4,845,266              4,462,836
Other assets                                                                               23,203                 13,875
                                                                                 ----------------------------------------

        TOTAL ASSETS                                                                  $ 8,992,975            $ 9,324,917
                                                                                 ========================================


LIABILITIES AND DIVISIONAL EQUITY
Current liabilities:
   Current portion of long-term obligations                                             $ 352,651              $ 516,609
   Accounts payable                                                                     1,013,739                922,671
   Accrued expenses                                                                       340,746                175,570
   Intra-company payable                                                                1,131,937              3,525,967
                                                                                 ----------------------------------------

        Total current liabilities                                                       2,839,073              5,140,817

Long-term obligations, net of current portion                                           3,105,981              1,823,498
                                                                                 ----------------------------------------
        Total liabilities                                                               5,945,054              6,964,315

Divisional equity                                                                       3,047,921              2,360,602
                                                                                 ----------------------------------------

        TOTAL LIABILITIES AND
          DIVISIONAL EQUITY                                                           $ 8,992,975            $ 9,324,917
                                                                                 ========================================

See accompanying notes to combined financial statements.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Combined Statements of Operations and Divisional Equity
Years Ended December 31, 1996 and 1995
-------------------------------------------------------------------------------------------------------------------------


                                                                                     1996                    1995
                                                                               ------------------------------------------

Net sales                                                                           $ 21,404,418            $ 19,914,967

Cost of sales                                                                         16,575,863              16,863,479
                                                                               ------------------------------------------

      Gross profit                                                                     4,828,555               3,051,488
                                                                               ------------------------------------------

Operating expenses:

   Warehouse and delivery expenses                                                     1,032,154               1,321,091

   Selling and marketing expenses                                                      1,251,842               1,299,561

   Administrative and general expenses                                                 1,431,301               1,371,036
                                                                               ------------------------------------------

      Total operating expenses                                                         3,715,297               3,991,688
                                                                               ------------------------------------------

      Income (loss) from operations                                                    1,113,258                (940,200)
                                                                               ------------------------------------------

Other expenses:

   Interest                                                                              421,819                 496,464

   Other, net                                                                              4,120                  71,247
                                                                               ------------------------------------------

                                                                                         425,939                 567,711
                                                                               ------------------------------------------

Net income (loss)                                                                        687,319              (1,507,911)

Divisional equity:

   Beginning of year                                                                   2,360,602               3,868,513
                                                                               ------------------------------------------

   End of year                                                                       $ 3,047,921             $ 2,360,602
                                                                               ==========================================

See accompanying notes to combined financial statements.

ROOF DRAINAGE AND EXTERIOR TRIM DIVISIONS
OF BENJAMIN OBDYKE INCORPORATED

Combined Statements of Cash Flows
Years Ended December 31, 1996 and 1995
-------------------------------------------------------------------------------------------------------------------------


                                                                                     1996                    1995
                                                                               ------------------------------------------

Net income (loss)                                                                      $ 687,319            $ (1,507,911)
Adjustments to  reconcile  net income  (loss) to net cash  provided by (used in)
   operating activities:
   Depreciation and amortization                                                         519,048                 422,314
   Provision for losses on accounts receivable                                            27,529                 106,232
   Loss on disposal of equipment                                                          10,091                       -
   Changes in assets and liabilities:
      Decrease in accounts receivable                                                    117,145                 222,431
      (Increase) decrease in inventories                                                 612,492                (662,391)
      (Increase) decrease in prepaid expenses and
        other current assets                                                             (33,466)                  9,843
      Increase (decrease) in accounts payable                                             91,068                 (44,786)
      Increase (decrease) in accrued expenses                                            165,176                (187,921)
                                                                               ------------------------------------------

        Net cash provided by (used in) operating activities                            2,196,402              (1,642,189)
                                                                               ------------------------------------------

Cash flows from investing activities:
   Capital expenditures                                                                 (914,168)               (626,512)
   Proceeds from sale of equipment                                                         5,620                       -
   (Increase) decrease in other assets                                                   (12,349)                 27,425
                                                                               ------------------------------------------

        Net cash used in investing activities                                           (920,897)               (599,087)
                                                                               ------------------------------------------

Cash flows from financing activities:
   Proceeds from issuance of long-term
      obligations and notes payable                                                    2,910,694                  15,345
   Principal payments of long-term
      obligations and notes payable                                                   (1,771,758)               (514,284)
   Increase (decrease) in intra-company payable, net                                  (2,394,030)              2,760,076
   Decrease in deferred compensation liability                                           (20,411)                (19,861)
                                                                               ------------------------------------------

        Net cash provided by (used in)
          financing activities                                                        (1,275,505)              2,241,276
                                                                               ------------------------------------------

Net change in cash                                                                             -                       -

Cash, beginning of year                                                                        -                       -
                                                                               ------------------------------------------

Cash, end of year                                                                            $ -                     $ -
                                                                               ==========================================

See accompanying notes to combined financial statements.

(1)  Description  of  Business  and   Presentation  of  Accompanying   Financial
Statements

Benjamin Obdyke Incorporated (the Company) manufactures, markets, and distributes roof drainage, exterior trim, ventilation, and other building products. The Company grants credit to its customers which are primarily wholesale and retail distributors, located mostly in the Northeast, Mid-Atlantic, and Mid-West regions. Generally, the Company requires no collateral from its customers.

The accompanying combined financial statements present the financial position, results of operations, and cash flows of the "carved-out" operations of the Roof Drainage and Exterior Trim Divisions (the Divisions) of the Company. The Divisions do not constitute a separate legal entity, but rather operating units of the Company. Certain assets of the Divisions were sold on January 2, 1998 (see Note 10).

To the extent practicable, management of the Company has segregated assets, liabilities, revenues, and expenses of the Divisions from the other assets, liabilities, revenues, and expenses of the Company. In the event where assets and liabilities were not specifically attributable to the Divisions or the Company's other operations, management allocated such amounts to the Divisions based upon a three-factor formula representing the proportionate share of the Divisions' sales, payroll, and net property, plant, and equipment to that of the Company as a whole. Divisional equity is recorded in the accompanying combined balance sheets to reflect the excess of divisional assets over divisional liabilities.

Management specifically identified net sales and the related cost of sales by product line and, accordingly, such amounts of the Divisions are reflected in the accompanying combined statements of operations. Management allocated operating expenses based upon the estimated proportional share of the resources consumed by the Divisions. Management allocated interest expense based upon specifically identifiable debt, including the intra-company payable.

(2)  Summary of Significant Accounting Policies

     Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
                                                                   Continued...

     Inventories

Inventories of the Divisions are valued at the lower of cost or market. Cost is determined on the last-in, first-out method (LIFO) for raw materials and manufactured goods, and the first-in, first-out method (FIFO) for resale items.

     Property, Plant and Equipment

Property, plant and equipment are stated at cost. The cost of property, plant and equipment is depreciated on the straight-line method over the estimated useful lives of the assets. When property is retired or otherwise disposed of, the cost of the property and related accumulated depreciation are removed from the accounts and any resultant gains or losses are reflected in income for the period. Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized.

Included in the accompanying combined balance sheets is management's determination of the Divisions' undivided interest in land and improvements and building and improvements (see Note 4). Management has allocated to the Divisions a proportionate share of these assets based upon an estimate of the percentage utilized by the Divisions for their business operations.

     Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and under similar provisions of state law. The results of operations of the Company will be reflected on the individual income tax returns of the shareholders based upon their proportionate ownership interests. Accordingly, the Company does not provide for federal or state income tax liabilities on its earnings in the accompanying financial statements. The Company, however, expects to distribute to the shareholders an amount sufficient to pay the taxes created by corporate income.

     Concentration of Credit Risk

Financial instruments which potentially subject the Divisions to a concentration of credit risk, as defined by the Statement of Financial Standards No. 105, are primarily trade receivables. Trade receivables generally have short payment terms, are due from a large number of customers, and are dispersed across different geographic areas.

(3)  Inventories

     Inventories comprise the following at December 31:

                                               1996                 1995
                                   ---------------------------------------
LIFO:
    Raw materials                        $ 1,538,659          $ 1,955,244
    Finished goods                           773,147              923,516
                                   ---------------------------------------
                                           2,311,806            2,878,760
FIFO:
   Resale items                              251,730              297,268
                                   ---------------------------------------
                                         $ 2,563,536          $ 3,176,028
                                   =======================================


If LIFO inventories were valued at costs determined on the FIFO method, they would have been greater by approximately $790,000 and $1,195,000 at December 31, 1996 and 1995, respectively.

(4)  Property, Plant and Equipment

Major classes of property, plant and equipment comprise the following at December 31:

                                               1996                 1995
                                   ---------------------------------------
Undivided interest in:
    Land and improvements                $   438,326          $   445,824
    Building and improvements              3,810,665            3,371,917
 Machinery and equipment                   5,280,245            4,654,420
 Furniture and fixtures                       69,536               53,102
                                   ---------------------------------------
                                           9,598,772            8,525,263
 Accumulated depreciation
      and amortization                    (4,753,506)          (4,062,427)
                                   ---------------------------------------
                                         $ 4,845,266          $ 4,462,836
                                   =======================================

The Company recorded depreciation expense of approximately $546,000 and $470,000 during 1996 and 1995, respectively. Depreciation expense allocated to the Divisions was approximately $516,000 and $415,000 in 1996 and 1995, respectively.

(5)  Current Portion of Long-Term Obligations

Current portion of the Company's long-term obligations comprise the following at December 31:

                                           1996                 1995
                                --------------------------------------
Notes payable                          $ 404,149          $ 3,303,346
Deferred compensation                     21,270               27,784
                                --------------------------------------
                                       $ 425,419          $ 3,331,130
                                ======================================

The current portion of the Division's allocation of the Company's long-term obligations comprise the following at December 31:

                                           1996                 1995
                                --------------------------------------
 Notes payable                         $ 342,131            $ 497,194
 Deferred compensation                    10,520               19,415
                                --------------------------------------
                                       $ 352,651            $ 516,609
                                ======================================


Included in current liabilities in the accompanying combined balance sheets is an intra-company payable of $1,131,937 and $3,525,967 at December 31, 1996 and 1995, respectively. The intra-company payable represents management's determination of the Divisions' allocable portion of the Company's outstanding revolving line of credit at December 31, 1996 and 1995, as well as management's estimate of cash consumed by the Divisions which was funded by the Company. The effective interest rate charged on the intra-company payable was approximately 8%.

(6)  Long-Term Obligations

Long-term obligations of the Company comprise the following at December 31:

                                           1996                 1995
                                --------------------------------------
Notes payable                        $ 4,080,343          $ 5,285,921
Deferred compensation                     32,547               60,331
                                --------------------------------------
                                       4,112,890            5,346,252
Less:  current portion                  (425,419)          (3,331,130)
                                --------------------------------------
Long-term obligations                $ 3,687,471          $ 2,015,122
                                ======================================

Long-term obligations of the Company which have been allocated to the Divisions comprise the following at December 31:

                                           1996                 1995
                                --------------------------------------
Notes payable                        $ 3,436,885          $ 2,297,948
Deferred compensation                     21,747               42,159
                                --------------------------------------
                                       3,458,632            2,340,107
Less:  current portion                  (352,651)            (516,609)
                                --------------------------------------
Long-term obligations                $ 3,105,981          $ 1,823,498
                                ======================================

Notes payable of the Company comprise the following at December 31:

                                                                        1996                   1995
                                                                  ----------------------------------------

Notes payable.                                                                 $ -            $ 1,395,777

Revolving credit and term loan.                                                  -              2,755,000

Notes  payable in  aggregate  monthly  principal  installments  of $20,787  plus interest at 8.25% with a final aggregate payment of $519,677
in June 1997.                                                                    -                873,057

Notes  payable  in  aggregate  monthly  principal  installments  of $4,886  plus interest at 8.47% with final payments of $61,173 in November
1997 and $61,022 in December 1997.                                               -                232,087

Note payable bearing interest at 3% per annum
and payable in 36 monthly installments of $872
including interest; commencing February 6, 1996.                            20,309                 30,000

Note payable bearing interest at 5% per annum
and payable in 36 monthly installments of $900
including interest; commencing July 1, 1996.                                25,277                      -

Equipment Term Loan                                                        637,500                      -

Construction Term Loan                                                   1,140,000                      -

Consolidation Term Loan                                                  2,257,257                      -
                                                                  ----------------------------------------
                                                                       $ 4,080,343            $ 5,285,921
                                                                  ========================================

On March 28, 1996, the Company entered into a new banking agreement consisting of four separate borrowing facilities with its primary bank. Under the first facility, the Company entered into a Revolving Credit for general working capital needs under which the Company may borrow up to an aggregate of $5,000,000. The Company may not have outstanding amounts greater than 80% of eligible accounts receivable outstanding less than 90 days plus 35% of inventory (45% for the period from March 1 through July 31 of each year), valued on a FIFO basis, provided that advances on inventory do not exceed $2,800,000. A commitment fee of one-fifth of one percent is charged annually on the unused portion of the line. This facility is for the period through December 31, 1998, at which time the balance then outstanding is payable in full. However, in the event the Company is not in default and the outstanding principal amount exceeds $1,000,000, the Company may elect to repay all or part of the principal balance outstanding in twelve equal quarterly installments of principal commencing January 1, 1999.

Interest on the unpaid principal balance of the Revolving Credit Facility will accrue at a rate or rates selected by the Company from either the bank's prime rate, or rates based upon the bank's Revolving Credit London Interbank Offering Rate (LIBOR) or the bank's Revolving Credit Overnight Borrowing Rate (OBR). The rates based upon the bank's Revolving Credit LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.

At December 31, 1996, the Company selected the bank's revolving credit OBR, which was 8%.

Under the second facility, the Company entered into an Equipment Term Loan Funding Facility whereby the Company may borrow up to $750,000, of which $550,000 of the proceeds can be used for new MIS hardware and software and $200,000 of the proceeds can be used for furniture and fixtures. Advances under this facility are payable in twenty quarterly installments equal to 1/20 of the principal balance, plus interest.

Interest on the unpaid principal balance of the Equipment Term Loans will accrue at a rate or rates selected by the Company from either the bank's prime rate, or rates based upon the bank's Equipment Term LIBOR or the bank's Equipment Term Loan OBR. The rates based upon the bank's Equipment Term Loan LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.
                                                                    Continued...

At December 31, 1996, the Company selected the bank's Equipment Term Loan OBR, which was 7.85%.

Under the third facility, the Company entered into a Construction Term Loan Facility whereby the Company may borrow up to $1,200,000 to fund Company improvements. Advances under this facility are payable in sixty quarterly installments equal to 1/60 of the aggregate principal balance.

Interest on the unpaid principal balance of the Construction Term Loan will accrue at a rate or rates selected by the Company from either the bank's Construction Term Loan Prime Rate, Construction Term Loan As-Offered Fixed Rate, or rates based upon the bank's Construction Term Loan LIBOR or the bank's Construction Term Loan OBR. The rates based upon the bank's Construction Term Loan LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.

At December 31, 1996, the Company selected the bank's Construction Term Loan OBR, which was 8.35%.

Under the fourth facility, the Company consolidated amounts previously due to the bank and entered into a Consolidated Term Loan Facility. Under terms of this facility, the Company pays the principal amount due in sixty equal quarterly installments of $39,601.

Interest on the unpaid principal balance of the Consolidated Term Loan will accrue at a rate or rates selected by the Company from either the bank's Consolidated Term Loan Prime Rate, As-Offered Fixed Rate, or rates based upon the bank's Consolidated Term Loan LIBOR or the bank's Consolidated Term Loan OBR. The rates based upon the Consolidated Term Loan LIBOR and OBR are subject to reduction based upon the Company's ratio of liabilities to tangible net worth.

At December 31, 1996, the Company selected the bank's Consolidated Term Loan OBR, which was 8.35%.

All facilities contain restrictive covenants which include provisions for the maintenance of minimum debt to tangible net worth, working capital and debt coverage. All facilities are collateralized by the Company's accounts receivable, general intangibles, inventories, and property, plant and equipment located at its principal manufacturing and warehousing locations.
                                                                    Continued...

The aggregate amounts of long-term obligations of the Company maturing in each of the next five years and thereafter are as follows:

      1997                            $ 425,419
      1998                              429,522
      1999                              388,404
      2000                              388,404
      2001                              275,904
Thereafter                            2,205,237
                               -----------------
                                    $ 4,112,890
                               =================


Substantially all assets are pledged as collateral under existing agreements.

Cash paid for interest by the Company was approximately $427,000 and $503,000 in 1996 and 1995, respectively.

     Deferred Compensation

The Company has deferred compensation agreements with three former officers. One agreement expires in 1997 and the other two agreements expire in 1998. The Company provided for the present value of the payments by charges to income over the years prior to the retirement of these former officers. Management has allocated $21,747 and $42,159 to the Divisions at December 31, 1996 and 1995, respectively.

(7)  Operating Lease Commitments

The Company rents certain transportation equipment under operating leases expiring at various dates through 2002.
                                                                    Continued...

Payments are based on a minimum rental plus additional rent based on mileage. The following is a schedule of the Company's future minimum lease payments, as well as those that management has attributed to the Divisions, as of December 31, 1996:

                              Company             Divisions
                        ------------------------------------
     1997                    $ 222,000            $ 142,000
     1998                      193,000              127,000
     1999                      132,000               87,000
     2000                       90,000               60,000
     2001                       19,000               13,000
  Thereafter                    14,000                9,000
                        ------------------------------------
                             $ 670,000            $ 438,000
                        ====================================

The Company recorded rental expense for all operating leases of approximately $341,000 and $376,000 in 1996 and 1995, respectively. Rental expense allocable to the Divisions for 1996 and 1995 was approximately $202,000 and $295,000, respectively.

(8)  Related-Party Transactions

One of the Company's officers is a partner in a firm which provides various manufacturing and other services to the Divisions. These services aggregated approximately $513,000 and $480,000 in 1996 and 1995, respectively.

(9)  Employee Benefit Plans

The Company sponsors a combined profit sharing/retirement plan (the Plan) which covers nonunion employees with at least one year of service. Employees can contribute up to 15% of their gross pay to the Plan. The Company will match 50% of employee contributions up to 3% of the employee's gross pay. In addition, all eligible employees in the Plan participate in a year-end discretionary contribution by the Company based on their gross pay as a percentage of the total gross pay of participants in the Plan. The Company's total contributions under the Plan were approximately $136,000 and $97,000 in 1996 and 1995, respectively, of which $91,000 and $67,000 were allocated by management based upon base salaries to the Divisions in 1996 and 1995, respectively.
                                                                    Continued...

Effective February 1, 1992, the Company established a combined profit sharing/retirement plan (the Union Plan) covering union employees with a minimum of one year of service. Employees can contribute up to 15% of their gross pay, with the Company matching 50% of employee contributions up to 3% of their gross pay. In addition, eligible employees of the Union Plan participate in a year-end core contribution by the Company of up to 3% based on their gross pay as a percentage of the total gross pay of eligible participants. The Company's total contributions under the Union Plan were approximately $48,000 and $46,000 for 1996 and 1995, respectively, of which $32,000 was allocated by management based upon base salaries to the Divisions in each of 1996 and 1995.

(10) Sale of Assets of the Divisions

On January 2, 1998, the Company sold the businesses operated by the Divisions which included, among other things, certain of the Divisions' recorded assets, primarily inventory and machinery and equipment, for approximately $11,400,000.

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BERGER HOLDINGS, LTD.



Dated:  March 18, 1998        By: JOSEPH F. WEIDERMAN
                                  ---------------------------
                                  Joseph F. Weiderman
                                  President

                                 Exhibit Index

Exhibit 23.1        Consent of Independent Public Accounts


                                                            Exhibit 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


Berger Holdings, Ltd. and Subsidiaries


               We hereby consent to the incorporation by reference in the Registration Statement on Form S-3(No. 333-15725) and related Prospectus of Berger Holdings, Ltd. (the "Company"), to the incorporation by reference in the Registration Statement on Form S-3(No. 333-30511) and related Prospectus of the Company and to the incorporation by reference in the Registration Statement on Form S-8(No. 333-24917) and related Prospectus of the Company, of
(i) our report dated February 6, 1998 on our audit of the combined balance sheets of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated as of December 31, 1997 and 1996, and the related combined statements of operations and divisional equity, and cash flows for the years then ended and (ii) our report dated January 14, 1998 on our audit of the combined balance sheets of the Roof Drainage and Exterior Trim Divisions of Benjamin Obdyke Incorporated as of December 31, 1996 and 1995, and the related combined statements of operations and divisional equity, and cash flows for the years then ended.



                         /s/ Kreischer, Miller & Co.
                         Kreischer, Miller & Co.


Horsham, Pennsylvania
March 18, 1998